AMENDED AND RESTATED SCHEDULE A TO THE AMENDED AND RESTATED SUPERVISION AND ADMINISTRATION AGREEMENT BETWEEN GLOBAL X FUNDS AND GLOBAL X MANAGEMENT COMPANY LLC
DATED JULY 2, 2018

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios as of July 31, 2025:

Name of Fund	Annual Supervision and Admin Fee	Date Fund Approved by Board	Date Board Approved Continuance of I/A/A	Date Fund Commenced Operations
Global X MSCI Norway ETF	**0.50%**	October 2, 2009	November 19, 2024	November 9, 2010
Global X MSCI Argentina ETF	**0.59%**	December 5, 2008	November 19, 2024	March 2, 2011
Global X MSCI Colombia ETF	**0.61%**	December 5, 2008	November 19, 2024	February 5, 2009
Global X MSCI China Consumer Discretionary ETF	**0.65%**	October 2, 2009	November 19, 2024	November 30, 2009
Global X Copper Miners ETF	**0.65%**	March 26, 2010	November 19, 2024	April 19, 2010
Global X Silver Miners ETF	**0.65%**	March 26, 2010	November 19, 2024	April 19, 2010
Global X Lithium & Battery Tech ETF	**0.75%**	June 4, 2010	November 19, 2024	July 22, 2010
Global X Uranium ETF	**0.69%**	June 4, 2010	November 19, 2024	November 4, 2010
Global X Gold Explorers ETF	**0.65%**	August 27, 2010	November 19, 2024	November 3, 2010
Global X FTSE Southeast Asia ETF	**0.65%**	November 17, 2010	November 19, 2024	February 16, 2011
Global X SuperDividend® ETF	**0.58%**	February 25, 2011	November 19, 2024	June 8, 2011
Global X MLP ETF	**0.45%**	May 11, 2011	November 19, 2024	April 18, 2012
Global X MSCI Greece ETF	**0.55%***	August 19, 2011	November 19, 2024	December 7, 2011
Global X Disruptive Materials ETF	**0.59%**	August 19, 2011	November 19, 2024	January 24, 2022
Global X Social Media ETF	**0.65%**	August 19, 2011	November 19, 2024	November 14, 2011
Global X SuperIncome™ Preferred ETF	**0.48%**	February 24, 2012	November 19, 2024	July 16, 2012
Global X SuperDividend® REIT ETF	**0.58%**	February 24, 2012	November 19, 2024	March 16, 2015
Global X Guru® Index ETF	**0.75%**	May 25, 2012	November 19, 2024	June 4, 2012
Global X SuperDividend® U.S. ETF	**0.45%**	November 16, 2012	November 19, 2024	March 11, 2013
Global X MLP & Energy Infrastructure ETF	**0.45%**	February 22, 2013	November 19, 2024	August 6, 2013
Global X MSCI SuperDividend® Emerging Markets ETF	**0.65%**	November 14, 2014	November 19, 2024	March 16, 2015
Global X Renewable Energy Producers ETF	**0.65%**	April 21, 2015	November 19, 2024	May 27, 2015
Global X S&P 500® Catholic Values ETF	**0.29%**	May 29, 2015	November 19, 2024	April 18, 2016
Global X Internet of Things ETF	**0.68%**	November 13, 2015	November 19, 2024	September 12, 2016
Global X FinTech ETF	**0.68%**	November 13, 2015	November 19, 2024	September 12, 2016
Global X Conscious Companies ETF	**0.43%**	November 13, 2015	November 19, 2024	July 11, 2016
Global X Robotics & Artificial Intelligence ETF	**0.68%**	February 26, 2016	November 19, 2024	September 12, 2016
Global X Aging Population ETF	**0.50%**	February 26, 2016	November 19, 2024	May 9, 2016
Global X Millennial Consumer ETF	**0.50%**	February 26, 2016	November 19, 2024	May 4, 2016
Global X MSCI SuperDividend® EAFE ETF	**0.55%**	September 9, 2016	November 19, 2024	November 14, 2016
Global X U.S. Infrastructure Development ETF	**0.47%**	February 24, 2017	November 19, 2024	March 6, 2017
Global X Artificial Intelligence & Technology ETF	**0.68%**	February 23, 2018	November 19, 2024	May 11, 2018
Global X Autonomous & Electric Vehicles ETF	**0.68%**	February 23, 2018	November 19, 2024	April 13, 2018
Global X S&P 500® Quality Dividend ETF	**0.20%**	May 23, 2018	November 19, 2024	July 13, 2018
Global X E-commerce ETF	**0.50%**	May 23, 2018	November 19, 2024	November 27, 2018

Name of Fund	Annual Supervision and Admin Fee	Date Fund Approved by Board	Date Board Approved Continuance of I/A/A	Date Fund Commenced Operations
Global X Genomics & Biotechnology ETF	**0.50%**	May 23, 2018	November 19, 2024	April 5, 2019
Global X Adaptive U.S. Factor ETF	**0.27%**	May 23, 2018	November 19, 2024	August 24, 2018
Global X DAX Germany ETF	**0.20%**	September 13, 2018	November 19, 2024	December 24, 2018
Global X NASDAQ 100 Covered Call ETF	**0.60%**	September 13, 2018	November 19, 2024	December 24, 2018
Global X S&P 500® Covered Call ETF	**0.60%**	September 13, 2018	November 19, 2024	December 24, 2018
Global X Cloud Computing ETF	**0.68%**	November 13, 2018	November 19, 2024	April 12, 2019
Global X Cybersecurity ETF	**0.50%**	June 13, 2019	November 19, 2024	October 25, 2019
Global X Video Games & Esports ETF	**0.50%**	June 13, 2019	November 19, 2024	October 25, 2019
Global X S&P Catholic Values Developed ex-U.S. ETF	**0.35%**	February 18, 2020	November 19, 2024	June 22, 2020
Global X HealthTech ETF	**0.50%**	May 29, 2020	November 19, 2024	July 29, 2020
Global X S&P Catholic Values U.S. Aggregate Bond ETF	**0.25%**	May 29, 2020	November 19, 2024	
Global X S&P 500 Covered Call & Growth ETF	**0.35%**	May 29, 2020	November 19, 2024	September 18, 2020
Global X Nasdaq 100 Covered Call & Growth ETF	**0.35%**	May 29, 2020	November 19, 2024	September 18, 2020
Global X CleanTech ETF	**0.50%**	May 29, 2020	November 19, 2024	October 27, 2020
Global X Data Center & Digital Infrastructure ETF	**0.50%**	July 30, 2020	November 19, 2024	October 27, 2020
Global X Clean Water ETF	**0.50%**	February 26, 2021	November 19, 2024	April 8, 2021
Global X Nasdaq 100 Tail Risk ETF	**0.25%**	May 21, 2021	November 19, 2024	August 25, 2021
Global X Nasdaq 100 Risk Managed Income ETF	**0.60%**	May 21, 2021	November 19, 2024	August 25, 2021
Global X Nasdaq 100 Collar 95-110 ETF	**0.25%**	May 21, 2021	November 19, 2024	August 25, 2021
Global X S&P 500 Tail Risk ETF	**0.25%**	May 21, 2021	November 19, 2024	August 25, 2021
Global X S&P 500 Risk Managed Income ETF	**0.60%**	May 21, 2021	November 19, 2024	August 25, 2021
Global X S&P 500 Collar 95-110 ETF	**0.25%**	May 21, 2021	November 19, 2024	August 25, 2021
Global X Blockchain ETF	**0.50%**	May 21, 2021	November 19, 2024	July 12, 2021
Global X AgTech & Food Innovation ETF	**0.50%**	May 21, 2021	November 19, 2024	July 12, 2021
Global X Hydrogen ETF	**0.50%**	May 21, 2021	November 19, 2024	July 12, 2021
Global X Solar ETF	**0.50%**	May 21, 2021	November 19, 2024	September 8, 2021
Global X Wind Energy ETF	**0.50%**	May 21, 2021	November 19, 2024	September 8, 2021
Global X MSCI Vietnam ETF	**0.50%**	August 4, 2021	November 19, 2024	December 7, 2021
Global X Information Technology Covered Call & Growth ETF	**0.60%**	November 12, 2021	November 19, 2024	November 21, 2022
Global X Dow 30® Covered Call ETF	**0.60%**	November 12, 2021	November 19, 2024	February 23, 2022
Global X PropTech ETF	**0.50%**	November 11, 2022	November 19, 2024	April 11, 2023
Global X U.S. Cash Flow Kings 100 ETF	**0.25%**	February 24, 2023	November 19, 2024	July 10, 2023
Global X Dow 30® Covered Call & Growth ETF	**0.35%**	May 19, 2023	November 19, 2024	July 25, 2023
Global X 1-3 Month T-Bill ETF	**0.07%**	May 19, 2023	November 19, 2024	June 21, 2023
Global X Defense Tech ETF	**0.50%**	May 19, 2023	November 19, 2024	September 11, 2023
Global X Infrastructure Development ex-U.S. ETF	**0.55%**	March 7, 2024	November 19, 2024	August 28, 2024
Global X Russell 2000 ETF	**0.08%**	March 7, 2024	November 19, 2024	June 4, 2024

Name of Fund	Annual Supervision and Admin Fee	Date Fund Approved by Board	Date Board Approved Continuance of I/A/A	Date Fund Commenced Operations
Global X Short-Term Treasury Ladder ETF	**0.12%**	May 21, 2024	November 19, 2024	September 9, 2024
Global X Intermediate-Term Treasury Ladder ETF	**0.12%**	May 21, 2024	November 19, 2024	September 9, 2024
Global X Long-Term Treasury Ladder ETF	**0.12%**	May 21, 2024	November 19, 2024	September 9, 2024
Global X U.S. Electrification ETF	**0.50%**	September 18, 2024	November 19, 2024	December 17, 2024
Global X S&P 500 U.S. Revenue Leaders ETF	**0.19%**	January 24, 2025		April 15, 2025
Global X S&P 500 U.S. Market Leaders Top 50 ETF	**0.29%**	January 24, 2025		April 15, 2025
Global X Investment Grade Corporate Bond ETF	**0.14%**	March 4, 2025		June 16, 2025
Global X PureCap[SM] MSCI Information Technology ETF	**0.25%**	March 4, 2025		
Global X PureCap[SM] MSCI Communication Services ETF	**0.25%**	March 4, 2025		
Global X PureCap[SM] MSCI Consumer Discretionary ETF	**0.25%**	March 4, 2025		
Global X PureCap℠ MSCI Energy ETF	**0.25%**	May 22, 2025		
Global X PureCap℠ MSCI Consumer Staples ETF	**0.25%**	May 22, 2025		
Global X S&P 500® Christian Values ETF	**0.29%**	May 22, 2025		
Global X U.S. 500 ETF	**0.02%**	May 22, 2025		
Global X AI Semiconductor & Quantum ETF	**0.50%**	July 31, 2025		
Global X U.S. Natural Gas ETF	**0.45%**	July 31, 2025		

* Asset-based custody fees are not included in the annual Supervision and Administration fee. Asset-based custody fees will be borne by the respective fund.

[SIGNATURES TO FOLLOW]

GLOBAL X FUNDS

Margaret Mo (Aug 19, 2025 14:05:49 PDT)

By: Margaret Mo
Title: Assistant Secretary

GLOBAL X MANAGEMENT COMPANY LLC

Alex Ashby (Aug 19, 2025 16:57:51 EDT)

By: Alex Ashby
Title: Chief Operating Officer